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                                                                   EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-50753 of CNA Financial Corporation and subsidiaries on Form S-3 of our report dated February 16, 1994, appearing in and incorporated by reference in the Annual Report on Form 10-K of CNA Financial Corporation and subsidiaries for the year ended December 31, 1993.



Deloitte & Touche
Chicago, Illinois
March 30, 1994


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